UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2012

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center at 250 Greenwich Street

New York, New York 10007

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01, Other Events

As previously disclosed, the Louisiana Municipal Police Employees Retirement System and W.A. Sokolowski (the “Federal Action Plaintiffs”) filed shareholder derivative complaints in the United States District Court for the Southern District of New York (the “Federal Court Actions”) and Thomas R. Flynn, Herbert M. Stein, Jr., Brockton Contributory Retirement System and Rena Nadoff (the “State Action Plaintiffs,” with the Federal Action Plaintiffs, collectively, the “Plaintiffs”) filed shareholder derivative complaints in the Supreme Court of the State of New York, County of New York, Commercial Division (the “State Court Actions,” with the Federal Court Actions, collectively, the “Derivative Actions”).

Plaintiffs brought the Derivative Actions on behalf of Moody’s Corporation (the “Company”), as a nominal defendant, and against current and/or former executive officers and directors of the Company (the “Individual Defendants”) alleging claims related to the Company’s ratings of certain structured finance transactions.

On May 17, 2012, the Plaintiffs and the Company entered into an agreement, set forth in a Stipulation of Settlement, intended to resolve the claims raised in the Derivative Actions. On July 20, 2012, the Honorable George B. Daniels signed an order granting preliminary approval to the Stipulation of Settlement (the “Stipulation”).

A hearing will be held before Judge Daniels, in Courtroom 21D of the Daniel Patrick Moynihan United States Courthouse, 500 Pearl Street, New York, NY 10007, at 10:00 a.m., on September 6, 2012 to determine whether: (i) the proposed settlement should be approved by the Court as fair, reasonable and adequate; (ii) the Derivative Actions should be dismissed with prejudice; and (iii) the Court should award attorneys’ fees and reimbursement of expenses for Plaintiffs’ Counsel, and in what amount.

Plaintiffs’ Counsel intend to apply to the Court for an award of attorneys’ fees in the amount of $4,000,000, and for the reimbursement of expenses in the amount of $950,000.

A copy of the Stipulation, Exhibit A to the Stipulation and the Summary Notice, which includes information concerning how to file an objection, are furnished as exhibits to this Current Report.

Item 9.01, “Financial Statements and Exhibits”

(d) Exhibits

99.1	Stipulation of Settlement, dated May 17, 2012.

99.2	Exhibit A to the Stipulation of Settlement.

99.3	Summary Notice.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

By:	/s/ John J. Goggins
John J. Goggins
Executive Vice President and General Counsel

Date: July 24, 2012

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Stipulation of Settlement, dated May 17, 2012.

99.2	Exhibit A to the Stipulation of Settlement.

99.3	Summary Notice.